UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 10, 2013

QVC, Inc.
(Exact name of registrant as specified in its charter)

State of Delaware	333-184501	23-2414041
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Wilson Drive
West Chester, Pennsylvania 19380
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (484) 701-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 10, 2013, QVC, Inc. (“QVC”) issued a press release (the “QVC Press Release”) regarding the announcement by Liberty Interactive Corporation (“Liberty”) that Liberty’s board of directors had authorized management to pursue a plan to recapitalize its Liberty Interactive common stock into shares of the corresponding series of two new tracking stocks, Liberty Digital Commerce and QVC Group (currently named Liberty Interactive). The full text of the QVC Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Name

99.1	Press Release dated October 10, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2013

QVC, Inc.

By: /s/ JOHN F. MISKO
Name: John F. Misko
Title: Senior Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Name

99.1	Press Release dated October 10, 2013